SECURITIES AND EXCHANGE COMMISSION
			                         WASHINGTON, D.C. 20549


				                             FORM 8-K

				                           CURRENT REPORT

		                   PURSUANT TO SECTION 13 OR 15(D) OF THE
		                      	SECURITIES EXCHANGE ACT OF 1934



			                           January 2, 1997
		             Date of Report (Date of earliest event reported)



		                  CONSOLIDATED RESOURCES HEALTH CARE FUND V
	            (Exact name of registrant as specified in its charter)

	        GEORGIA                      0-14436            58-1618135
	      (State or other jurisdiction of  (Commission    (I.R.S. Employer
	       incorporation or organization)   File Number)
	       Identification No.)

	     400 Perimeter Center Terrace, Suite 650, Atlanta, Georgia  30346
	       (Address of principal executive offices)                  (Zip
								                                                           Code)


				                               (770) 698-9040
		               (Registrant's telephone number, including area code)

	                 7000 Central Parkway, Suite 970, Atlanta, Georgia  30328
	               (Former name or former address, if changed since last report)

Exhibit Index Located on Page:             4
Total Number of Pages:                     47

Item 2.         Acquisition or Disposition of Assets.

		On January 2, 1997, Consolidated Resources
		Health Care Fund V (the "Registrant"), through Plantation Associates Limited Partnership (the "Seller"), a Delaware Limited Partnership in which the Registrant is the Sole Limited Partner, closed the sale of Plantation Care Center, a 100 bed long term care facility located in Salem, Oregon (the "facility").

		The facility was purchased by White Sands
		Trust, L.L.C., an Oregon limited liability company an entity unrelated to both the Seller and the Registrant. In consideration, the Purchaser assumed a $1,250,000 promissory note secured by the facility which was recourse to the Registrant (the "Note"). In conjunction with the sale, the Note holder released the Seller of its financial obligations under the
		Note including accrued interest of
		approximately $175,000. As required by the Purchase and Sale Agreement, the Seller paid the Purchaser $200,000 as a Cost/Deferred Maintenance Payment to provide for repairs to the facility.


Item 7.         Financial Statements, Pro Forma Financial
		              Information and Exhibits.

(b)             Pro Forma Financial Information.


	       During the years ended December 31, 1995 and 1996, the Registrant operated two long term care facilities; Plantation Care Center ("Plantation")and River Hills South. As previously discussed in Item 2., Plantation was sold effective December 31, 1996. Beginning January 1, 1997, the financial statements for the Registrant will include the operating results for its only operating facility River Hills South. The Registrant continues to hold for sale Village Inn Nursing Home ("Village Inn"), a long term care facility which was closed in 1990.

	      The following unaudited information is
	      presented assuming the sale of Plantation Care Center ("Plantation") had closed on December 31, 1994. This information is not necessarily indicative of the results that actually would have occurred for the Registrant had the sale of Plantation been in effect as of and for the periods discussed or what may be achieved in the future by the Registrant without Plantation.

	      For the fiscal year ended December 31, 1995, the Registrant earned $9,712,812 in Operating Revenues and incurred $10,368,575 in Operating Expenses, generating a net operating loss for the period of $655,763. During the same period, Plantation earned $2,324,979 in Operating Revenues and incurred $3,084,171 in Operating Expenses, generating a net operating loss for the period of $759,192.

	      For the nine month period ended September 30, 1996, the Registrant earned $7,971,906 in Operating Revenues and incurred $8,206,641 in Operating Expenses generating a net operating loss for the period of $234,735. During the same period, Plantation earned $1,648,949 in Operating Revenue and incurred $1,941,803 in Operating Expenses generating a net operating loss for the period of $292,854.

	      As of September 30, 1996, the Registrant included in its balance sheet for Plantation total current assets and current liabilities of $1,549,813 and $1,654,675, respectively.
	      Included in current assets for Plantation was Property, Plant and Equipment totaling
	      $1,404,972. Included in current liabilities for Plantation were a note payable of $1,250,000 and related accrued interest payable of $153,000 which were both satisfied in conjunction with the sale.

(b)           Exhibits.

10.1    Purchase and Sale Agreement between
	Plantation Associates, L.P., and Carey Dean
	Erwin, as of November 1, 1996.

10.2    First Amendment to Purchase and Sale
	Agreement between Plantation Associates, L.P., and Carey Dean Erwin, dated as of November 14, 1996.

10.3    Second Amendment to Purchase and Sale
	Agreement by and among Plantation Associates, L.P., Carey Dean Erwin, and White Sands Trust,
	L.L.C., dated as of December 31, 1996.

				                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		                  CONSOLIDATED RESOURCES HEALTHCARE FUND V

By:     WelCare Service
       	Corporation-V,
	       Its Managing General Partner


January 24, 1997                                By:     /s/ Alan C. Dahl
						                                                 	Alan C. Dahl,
							                                                 Vice President

			                        INDEX TO EXHIBITS
Exhibit                                                                 Page
No.

10.1            EDGAR Doc2
		Purchase and Sale Agreement between Plantation
		Associates, L.P., and Carey Dean Erwin, as of
		November 1, 1996

10.2            EDGAR Doc3
		First Amendment to Purchase and Sale Agreement between Plantation Associates, L.P., and Carey
		Dean Erwin, dated as of November 14, 1996

10.3            EDGAR Doc4
		Second Amendment to Purchase and Sale Agreement by and among Plantation Associates, L.P., Carey Dean Erwin, and White Sands Trust, L.L.C., dated as of December 31, 1996